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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): OCTOBER 29, 1999

                          LADY LUCK GAMING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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     DELAWARE                       000-22436                     880295602
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  (State or other                (Commission File               (IRS Employer
  jurisdiction of                    Number)                 Identification No.)
  incorporation)
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            206 NORTH THIRD STREET
             LAS VEGAS, NEVADA                                     89101
   ----------------------------------------                      ----------
   (Address of principal executive offices)                      (Zip Code)
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                                 (702) 477-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On October 29, 1999, Lady Luck consummated the purchase (the "Miss Marquette Purchase") of all of the outstanding capital stock of Gamblers Supply Management Company ("GSMC"), a wholly-owned subsidiary of Sodak Gaming, Inc. ("Sodak"), from Sodak, a wholly-owned subsidiary of International Game Technology, pursuant to a Stock Purchase Agreement dated as of July 30, 1999 (the "Miss Marquette Purchase Agreement"), by and among Lady Luck, Sodak, and GSMC. GSMC owns the Miss Marquette riverboat casino located on the Mississippi River in Marquette, Iowa and the associated real property and assets.

        Isle of Capri Casinos, Inc. ("Isle of Capri") made a secured bridge loan in the principal amount of $16.3 million to Lady Luck, pursuant to a Credit Agreement dated as of October 29, 1999, between GSMC, as the Borrower, and Isle of Capri, as the Lender (the "Miss Marquette Credit Agreement"), in order to fund a portion of the purchase price of the Miss Marquette Purchase. The balance of the purchase price for the Miss Marquette Purchase was funded out of Lady Luck's working capital. Isle of Capri has taken a lien on substantially all of the assets of the Miss Marquette riverboat gaming facility, excluding the gaming licenses.

        On November 1, 1999, Lady Luck and Sodak issued a joint press release announcing the Miss Marquette Purchase. The press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Gamblers Supply Management Company

     The required financial statements of Gamblers Supply Management Company are currently being compiled. Such financial statements will be filed under cover of a Current Report on Form 8-K/A as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

(b)  Unaudited Pro Forma Information

     The required pro forma information is currently being compiled. Such information will be filed under cover of a Current Report on Form 8-K/A as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

(c)  Exhibits.

     EXHIBIT NO.                          DESCRIPTION

        2.1 Stock Purchase Agreement dated as of July 30, 1999, among Lady Luck, Sodak and GSMC, incorporated herein by reference to Exhibit 2 of Lady Luck's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 1999.

         4.1 Security Agreement dated as of October 29, 1999, between GSMC and Isle of Capri, filed herewith.

         4.2 Mortgage, Security Agreement, Financing Statement and Assignment of Leases and Rents, entered into as of October 29, 1999, by GSMC to Isle of Capri, filed herewith.

         4.3 First Preferred Mortgage dated as of October 29, 1999, by GSMC and Isle of Capri, filed herewith.

        10.1 Credit Agreement dated as of October 29, 1999, by and between GSMC and Isle of Capri, incorporated herein by reference to Exhibit 10.2 of Lady Luck's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 1999.

        99.1        Joint Press Release dated November 1, 1999.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LADY LUCK GAMING CORPORATION

                                        By: /s/ RORY J. REID
                                           --------------------------------
                                           Rory J. Reid
                                           Senior Vice President, Secretary
                                           and General Counsel

Date: November 10, 1999





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                                INDEX TO EXHIBITS



EXHIBIT NO.                              DESCRIPTION

   2.1 Stock Purchase Agreement dated as of July 30, 1999, among Lady Luck, Sodak and GSMC, incorporated herein by reference to Exhibit 2 of Lady Luck's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 1999.

   4.1 Security Agreement dated as of October 29, 1999, between GSMC and Isle of Capri, filed herewith.

   4.2 Mortgage, Security Agreement, Financing Statement and Assignment of Leases and Rents, entered into as of October 29, 1999, by GSMC to Isle of Capri, filed herewith.

   4.3 First Preferred Mortgage dated as of October 29, 1999, by GSMC and Isle of Capri, filed herewith.

   10.1 Credit Agreement dated as of October 29, 1999, by and between GSMC and Isle of Capri, incorporated herein by reference to
               Exhibit 10.2 of Lady Luck's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 1999.

   99.1        Joint Press Release dated November 1, 1999.